Virtus Seix Corporate Bond Fund and Virtus Zevenbergen Innovative Growth Stock Fund, each, a series of Virtus Asset Trust

Supplement dated October 19, 2020 to the Summary Prospectuses, Statutory Prospectuses and Statement of Additional Information (“SAI”), each dated October 19, 2020

Important Notice

Availability of Shares

Class R6 Shares are not currently available for purchase.

Investors should retain this supplement for future reference.

VAT 8622/ClassR6NotAvailable (10/2020)